EX-99.906CERT

MFS CHARTER INCOME TRUST

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Tracy Atkinson, certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of MFS Charter Income Trust (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 17, 2008	TRACY ATKINSON
Tracy Atkinson Treasurer (Principal Financial Officer and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

MFS CHARTER INCOME TRUST

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Maria F. Dwyer, certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of MFS Charter Income Trust (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 17, 2008	MARIA F. DWYER
Maria F. Dwyer President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.